EX-32.1 CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of NEWPORT DIGITAL TECHNOLOGIES, INC. (the " Company "), for the Quarter ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the " Report "), I, Michael Lutton, Chief Executive Officer and Richard Damion, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m (a) or 780(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Damion

Richard Damion

Chairman of the Board

Chief Financial Officer

Dated:  February 16, 2010

/s/ Michael Lutton

Chief Executive Officer

Dated:  February 16, 2010

A signed original of this written statement required by Section 906 has been provided to NEWPORT DIGITAL TECHNOLOGIES, INC. and will be retained by Newport Digital Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.